Exhibit 10.2

AMENDMENT TO FACILITY AGREEMENTS

This AMENDMENT TO FACILITY AGREEMENTS (this “Agreement”), dated as of May 4, 2020, is entered into among Endologix, inc., a Delaware corporation (the “Borrower”), each of the other Loan Parties party hereto, DEERFIELD ELGX REVOLVER, LLC, as agent under the ABL Facility Agreement (as defined below) (the “ABL Agent”), DEERFIELD PRIVATE DESIGN FUND IV, L.P. as agent under the Term Loan Facility Agreement (as defined below) (in such capacity, the “Term Loan Agent” and, collectively with the ABL Agent, the “Agents”) and the other lenders under the ABL Facility Agreement and Term Loan Facility Agreement party hereto.
RECITALS
WHEREAS, the Borrower, certain of its subsidiaries, the lenders from time to time party thereto (the “ABL Lenders”) and the ABL Agent are parties to that certain Credit Agreement, dated as of August 9, 2018 (as amended, modified or supplemented from time to time, the “ABL Facility Agreement”);
WHEREAS, the Borrower, certain of its subsidiaries, the lenders from time to time party thereto (the “Term Loan Lenders” and, collectively with the ABL Lenders, the “Lenders”) and the Term Loan Agent are parties to that certain Amended and Restated Facility Agreement, dated as of August 9, 2018 (as amended, modified or supplemented from time to time, the “Term Loan Facility Agreement” and, collectively with the ABL Facility Agreement, the “Facility Agreements”); and
WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein the Agents and the Required Lenders (as defined in each of the Facility Agreements, collectively, the “Required Lenders”) have agreed, to amend each Facility Agreement, as more specifically set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the applicable Facility Agreement, as amended hereby.

SECTION 2.    Amendments to Facility Agreement. Effective as of the Effective Date (as defined below) and subject to and in accordance with the terms and conditions set forth herein, each of the Facility Agreements is hereby amended as follows:
(a)    by adding the following definition to each of Section 1.01 of the ABL Facility Agreement and Section 1.1 of the Term Loan Facility Agreement, in the appropriate alphabetical order:
““CARES Debt” means unsecured Indebtedness incurred by one or more of the Loan Parties pursuant to and in accordance with the Paycheck Protection Program administered by the U.S. Small Business Administration in accordance with Sections 1102 and 1106 of the Coronavirus Aid, Relief and Economic Security Act (P.L. 116-136) and the rules promulgated thereunder, in each case, as in effect on May 1, 2020 (the “CARES Act”).”;
(b)    by replacing clause (q) of the definition of “Permitted Indebtedness” in Section 1.01 of the ABL Facility Agreement with the following:
“(q) (1) CARES Debt in an amount not to exceed $9,812,727 in the aggregate at any time outstanding; provided the CARES Debt shall comply in all respects with the applicable requirements of the CARES Act, including, without limitation, that (i) the CARES Debt shall constitute a “covered loan” under, and as defined in, Section 1102 of the CARES Act, (ii) the proceeds of the CARES Debt shall be used only for the purposes permitted under Section 1102 of the CARES Act and (iii) the Borrower shall use best efforts to comply with Section 1106 of the CARES Act to obtain forgiveness of the CARES Debt to the extent provided thereunder, and (2) other unsecured Indebtedness incurred

Exhibit 10.2

by the Loan Parties or any of their Subsidiaries in an aggregate outstanding amount not to exceed $2,500,000 at any time outstanding;” and
(c)    by replacing clause (r) of the definition of “Permitted Indebtedness” in Section 1.1 of the Term Loan Facility Agreement with the following:
“(r) (1) CARES Debt in an amount not to exceed $9,812,727 in the aggregate at any time outstanding; provided the CARES Debt shall comply in all respects with the applicable requirements of the CARES Act, including, without limitation, that (i) the CARES Debt shall constitute a “covered loan” under, and as defined in, Section 1102 of the CARES Act, (ii) the proceeds of the CARES Debt shall be used only for the purposes permitted under Section 1102 of the CARES Act and (iii) the Borrower shall obtain forgiveness of the CARES Debt to the extent provided thereunder, and (2) other unsecured Indebtedness incurred by the Loan Parties or any of their Subsidiaries in an aggregate outstanding amount not to exceed $2,500,000 at any time outstanding;”.
SECTION 3.    Effectiveness. This Agreement shall become effective on the first date when the following conditions shall have been satisfied or waived (such date, the “Effective Date”):
(a) each Agent’s receipt of counterparts to this Agreement, duly executed by the Borrower, the Loan Parties and the Required Lenders and acknowledged by such Agent;
(b) payment of all fees, costs and expenses of the Lenders and the Agents; including, but not limited to, the fees and expenses of Sullivan & Cromwell LLP incurred up to the date hereof;
(c)    the representations and warranties confirmed herein shall be true and correct and no Default or Event of Default (as defined in each Facility Agreement) shall have occurred and be continuing immediately prior to or after giving effect to this Agreement.
SECTION 4    Representations and Warranties. To induce the Required Lenders to enter into this Agreement, each Loan Party represents and warrants to the Lenders and the Agent on and as of the Effective Date that, in each case:
(a)    the representations and warranties of each Loan Party set forth in Article 4 of the ABL Facility Agreement, Article 3 of the Term Loan Agreement and in each other Facility Document (as defined in each of the Facility Agreements) are true and correct in all material respects on and as of the Effective Date, after giving effect to this Agreement, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects as of such respective dates;
(b)    no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement;
(c)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms; and
(d)    this Agreement has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
SECTION 5.    Reference to and Effect on the Facility Agreement and the Other Facility Documents.

Exhibit 10.2

(a)    Each reference in each Facility Agreement to “this Facility Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to such Facility Agreement, and each reference in the other Facility Documents relating to such Facility Agreement to “the Facility Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to such Facility Agreement, shall mean and be a reference to such Facility Agreement, as amended or modified hereby.
(b)    Except as specifically amended or modified herein, each Facility Agreement and all other Facility Documents relating thereto are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Agent or the Lenders under either Facility Agreement or any other Facility Documents, nor constitute a waiver of any provision of either Facility Agreement or any other Facility Documents.
(d)    This Agreement shall be a Facility Document for purposes of each of the Facility Agreements.
SECTION 6.    Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 7.    Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
BORROWER:

ENDOLOGIX, INC.

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer

OTHER LOAN PARTIES:

CVD/RMS ACQUISITION CORP.

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer

NELLIX, INC.

Exhibit 10.2

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer

TRIVASCULAR TECHNOLOGIES, INC.

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer

TRIVASCULAR, INC.

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer

ENDOLOGIX CANADA, LLC

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer

TRIVASCULAR SALES LLC

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer

RMS/ENDOLOGIX SIDEWAYS MERGER CORP.

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer

ABL AGENT:
DEERFIELD ELGX REVOLVER, LLC
By: Deerfield Management Company, L.P. (Series C), Manager
By: Flynn Management, LLC, General Partner
By:     /s/ David Clark
Name: David Clark

Exhibit 10.2

Title: Authorized Signatory

Term Loan AGENT:

DEERFIELD PRIVATE DESIGN FUND IV, L.P.
By: Deerfield Mgmt IV, L.P., General Partner
By: J.E. Flynn Capital IV, LLC, General Partner
By:     /s/ David Clark
Name: David Clark
Title: Authorized Signatory

LENDERS:

DEERFIELD PARTNERS, L.P.
By: Deerfield Mgmt, L.P., its General Partner
By: J.E. Flynn Capital, LLC, its General Partner
By:     /s/ David Clark
Name: David Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND III, L.P.
By: Deerfield Mgmt III, L.P., General Partner
By: J.E. Flynn Capital III, LLC, General Partner
By:     /s/ David Clark
Name: David Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.
By: Deerfield Mgmt IV, L.P., General Partner

Exhibit 10.2

By: J.E. Flynn Capital IV, LLC, General Partner
By:     /s/ David Clark
Name: David Clark
Title: Authorized Signatory